                                                   EXHIBIT 3.2
                                                   -----------

                                                                    EXHIBIT 3.2


                           CERTIFICATE OF SECRETARY


        The undersigned, Marla Ann Stark, Vice President, General Counsel and Secretary of Conner Peripherals, Inc. (the "Company"), does hereby certify on behalf of the Company as of the date here of that:

        On January 26, 1994 the Board of Directors of the Company accepted the decisions of Board members John Squires and Roger Penske not to stand for re-election to the Board of Directors effective as of the expiration of their respective terms of office at the Annual Meeting of Stockholders held April 19, 1994.

        In connection with the above mentioned and in accordance with the terms of the Certificate of Incorporation and the Bylaws of the Company, and upon motion duly made and seconded, on January 26, 1994 the Board of Directors unanimously:

     RESOLVED:  That effective as of the date of the Annual Meeting of
     --------
     Stockholders, Section 3.2 of the Company's Bylaws is hereby amended to read in its entirety as follows:

        "The authorized number of directors shall be not less than five (5) nor more than eleven (11). The exact number of directors shall be seven (7) until changed, within the limits specified above, by a bylaw amending this
     Section 3.2, duly adopted by the board of directors or by the stockholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by an amendment to this bylaw duly adopted by the board of directors or by a duly adopted amendment to the certificate of incorporation.

        No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires."

        IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of May, 1994.


                                      CONNER PERIPHERALS, INC.



                                       /s/ Marla Ann Stark
                                      -----------------------------------
                                      Marla Ann Stark, Vice President,
                                       General Counsel and Secretary

                       CERTIFICATE OF ASSISTANT SECRETARY

          The undersigned, Tor R. Braham, an Assistant Secretary of Conner Peripherals, Inc. (the "Company"), does hereby certify on behalf of the Company as of the date hereof that:

          On July 19, 1994, the Board of Directors, in accordance with the terms of the Company's Certificate of Incorporation and the Company's Bylaws, approved an amendment to Section 3.2 of the Company's Bylaws as follows:

          "The authorized number of directors shall be not less than five (5) nor more than eleven (11). The exact number of directors shall be eight (8) until changed, within the limits specified above, by a bylaw amending this
  Section 3.2, duly adopted by the board of directors or by the stockholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by an amendment to this bylaw duly adopted by the board of directors or by a duly adopted amendment to the certificate of incorporation.

          No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires."

          IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of August, 1994.


                                            CONNER PERIPHERALS, INC.



                                              /s/  Tor R. Braham
                                            -----------------------------------
                                            Tor R. Braham, Assistant Secretary

                                     BYLAWS

                                       OF

                            CONNER PERIPHERALS, INC.
                            (A DELAWARE CORPORATION)

                                   BYLAWS OF

                            CONNER PERIPHERALS, INC.
                            (a Delaware corporation)


                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
ARTICLE I     CORPORATE OFFICES...................................     1

     1.1      REGISTERED OFFICE...................................     1
     1.2      OTHER OFFICES.......................................     1

ARTICLE II    MEETINGS OF STOCKHOLDERS............................     1

     2.1      PLACE OF MEETINGS...................................     1
     2.2      ANNUAL MEETING......................................     1
     2.3      SPECIAL MEETING.....................................     2
     2.4      NOTICE OF STOCKHOLDERS' MEETINGS....................     2
     2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND
                STOCKHOLDER BUSINESS..............................     2
     2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE........     3
     2.7      QUORUM..............................................     4
     2.8      ADJOURNED MEETING; NOTICE...........................     4
     2.9      VOTING..............................................     5
     2.10     VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT...     5
     2.11     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A
                MEETING...........................................     6
     2.12     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING
                CONSENTS..........................................     6
     2.13     PROXIES.............................................     6
     2.14     INSPECTORS OF ELECTION..............................     7
     2.15     ORGANIZATION........................................     7
     2.16     LIST OF STOCKHOLDERS ENTITLED TO VOTE...............     8

ARTICLE III   DIRECTORS...........................................     8

     3.1      POWERS..............................................     8
     3.2      NUMBER OF DIRECTORS.................................     8
     3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS............     9
     3.4      RESIGNATION AND VACANCIES...........................     9
     3.5      REMOVAL OF DIRECTORS................................    10
     3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE............    10
     3.7      FIRST MEETINGS......................................    11
     3.8      REGULAR MEETINGS....................................    11
     3.9      SPECIAL MEETINGS; NOTICE............................    11
     3.10     QUORUM..............................................    12
     3.11     WAIVER OF NOTICE....................................    12
     3.12     ADJOURNMENT.........................................    12

                               TABLE OF CONTENTS

                                  (Continued)

                                                                    Page
                                                                    ----
     3.13     NOTICE OF ADJOURNMENT...............................    12
     3.14     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING...    12
     3.15     FEES AND COMPENSATION OF DIRECTORS..................    13
     3.16     APPROVAL OF LOANS TO OFFICERS.......................    13
     3.17     SOLE DIRECTOR PROVIDED BY CERTIFICATE OF
                INCORPORATION.....................................    13
     3.18     ADVISORY DIRECTORS..................................    13

ARTICLE IV    COMMITTEES..........................................    14

     4.1      COMMITTEES OF DIRECTORS.............................    14
     4.2      MEETINGS AND ACTIONS OF COMMITTEES..................    14
     4.3      COMMITTEE MINUTES...................................    15

ARTICLE V     OFFICERS............................................    15

     5.1      OFFICERS............................................    15
     5.2      ELECTION OF OFFICERS................................    15
     5.3      SUBORDINATE OFFICERS; ETC...........................    16
     5.4      REMOVAL AND RESIGNATION OF OFFICERS.................    16
     5.5      VACANCIES IN OFFICES................................    16
     5.6      CHAIRMAN OF THE BOARD...............................    16
     5.7      PRESIDENT...........................................    17
     5.8      VICE PRESIDENTS.....................................    17
     5.9      SECRETARY...........................................    17
     5.10     CHIEF FINANCIAL OFFICER.............................    18
     5.11     ASSISTANT SECRETARY.................................    18
     5.12     ADMINISTRATIVE OFFICERS.............................    18
     5.13     AUTHORITY AND DUTIES OF OFFICERS....................    19

ARTICLE VI    INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                AND OTHER AGENTS..................................    19

     6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS...........    19
     6.2      INDEMNIFICATION OF OTHERS...........................    19
     6.3      INSURANCE...........................................    20

ARTICLE VII   RECORDS AND REPORTS.................................    20

     7.1      MAINTENANCE AND INSPECTION OF RECORDS...............    20
     7.2      INSPECTION BY DIRECTORS.............................    21
     7.3      ANNUAL STATEMENT TO STOCKHOLDERS....................    21
     7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS......    21

                               TABLE OF CONTENTS

                                  (Continued)

                                                                    Page
                                                                    ----
ARTICLE VIII  GENERAL MATTERS.....................................    22

     8.1    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND
              VOTING..............................................    22
     8.2    CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS.............    22
     8.3    CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED....    22
     8.4    STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES......    22
     8.5    SPECIAL DESIGNATION ON CERTIFICATES...................    24
     8.6    LOST CERTIFICATES.....................................    24
     8.7    TRANSFER AGENTS AND REGISTRARS........................    24
     8.8    LEGEND CONDITION......................................    24
     8.9    SUBSIDIARY CORPORATIONS...............................    25
     8.10   CONSTRUCTION; DEFINITIONS.............................    25

ARTICLE IX  AMENDMENTS............................................    25

ARTICLE X   DISSOLUTION...........................................    26

ARTICLE XI  CUSTODIAN.............................................    27

     11.1   APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES...........    27
     11.2   DUTIES OF CUSTODIAN...................................    27

                                     BYLAWS
                                     ------

                                       OF
                                       --

                            CONNER PERIPHERALS, INC.
                            ------------------------
                            (a Delaware corporation)


                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------


     1.1  REGISTERED OFFICE
          -----------------

     The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

     1.2  OTHER OFFICES
          -------------

     The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------


     2.1  PLACE OF MEETINGS
          -----------------

     Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     2.2  ANNUAL MEETING
          --------------

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the first day of April in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

     2.3  SPECIAL MEETING
          ---------------

     A special meeting of the stockholders may be called at any time by the board of directors or by the chairman of the board or by the president.

     2.4  NOTICE OF STOCKHOLDERS' MEETINGS
          --------------------------------

     All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.7 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

     2.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS
          ---------------------------------------------------------------

     To be properly brought before an annual meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder's notice must be delivered to or mailed and received by the secretary of the corporation not less than ninety (90) days prior to the meeting; provided, however, that in the event that less than one-hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the secretary shall set forth:

          (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

          (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

          (v) If applicable, the consent of each nominee to serve as director of the corporation if so elected.

     The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

     2.6  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
          --------------------------------------------

     Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that stockholder by mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     If any notice addressed to a stockholder at the address of that stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder on written demand of the stockholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

     2.7  QUORUM
          ------

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.8 of these bylaws.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders required to initially constitute a quorum.

     2.8  ADJOURNED MEETING; NOTICE
          -------------------------

     When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.9  VOTING
          ------

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

     Except as may otherwise be provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. No stockholder will be permitted to cumulate votes at any election of directors.

     2.10 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT
          -------------------------------------------------

     The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

     2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
          -------------------------------------------------------

     The stockholders of the corporation may not take action by written consent without a meeting. Any such actions must be taken at a duly called annual or special meeting.

     2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS
          -----------------------------------------------------------

     For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

     2.13 PROXIES
          -------

     Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

     2.14 INSPECTORS OF ELECTION
          ----------------------

     Before any meeting of stockholders, the board of directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment.
If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more stockholders or proxies, then the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     Such inspectors shall:

          (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (b)  receive votes, ballots or consents;

          (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d)  count and tabulate all votes or consents;

          (e)  determine when the polls shall close;

          (f)  determine the result; and

          (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

     2.15 ORGANIZATION
          ------------

     The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

     2.16 LIST OF STOCKHOLDERS ENTITLED TO VOTE
          -------------------------------------

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.


                                  ARTICLE III

                                   DIRECTORS
                                   ---------


     3.1  POWERS
          ------

     Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     Each director shall exercise such powers and otherwise perform such duties in good faith, in the manner such director believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     3.2  NUMBER OF DIRECTORS
          -------------------

     The authorized number of directors shall be not less than five (5) nor more than eleven (11). The exact number of directors shall be nine (9) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the stockholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by an amendment to this bylaw duly adopted by the board of directors or by a duly adopted amendment to the certificate of incorporation.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS
          ----------------------------------------

     Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     3.4  RESIGNATION AND VACANCIES
          -------------------------

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

     Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

          (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

         (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     3.5  REMOVAL OF DIRECTORS
          --------------------

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE
          ----------------------------------------

     Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

     3.7  FIRST MEETINGS
          --------------

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     3.8  REGULAR MEETINGS
          ----------------

     Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors.
If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

     3.9  SPECIAL MEETINGS; NOTICE
          ------------------------

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.10  QUORUM
           ------

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     3.11  WAIVER OF NOTICE
           ----------------

     Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

     3.12  ADJOURNMENT
           -----------

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     3.13  NOTICE OF ADJOURNMENT
           ---------------------

     Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

     3.14  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
           -------------------------------------------------

     Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

     3.15  FEES AND COMPENSATION OF DIRECTORS
           ----------------------------------

     Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

     3.16  APPROVAL OF LOANS TO OFFICERS
           -----------------------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.17  SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION
           ------------------------------------------------------

     In the event only one (1) director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

     3.18  ADVISORY DIRECTORS
           ------------------

     The board of directors from time to time may elect one or more persons to be advisory directors who shall not by such appointment be members of the board of directors. Advisory directors shall be available from time to time to perform special assignments specified by the president, to attend meetings of the board of directors upon invitation and to furnish consultation to the board of directors. The period during which the title shall be held may be prescribed by the board of directors. If no period is prescribed, the title shall be held at the pleasure of the board of directors.


                                   ARTICLE IV

                                   COMMITTEES
                                   ----------


     4.1  COMMITTEES OF DIRECTORS
          -----------------------

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     4.2  MEETINGS AND ACTIONS OF COMMITTEES
          ----------------------------------

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings),
Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment), and
Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

     4.3  COMMITTEE MINUTES
          -----------------

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.


                                   ARTICLE V

                                    OFFICERS
                                    --------


     5.1  OFFICERS
          --------

     The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section
5.3 of these bylaws.  Any number of offices may be held by the same person.

     In addition to the Corporate Officers of the corporation described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

     5.2  ELECTION OF OFFICERS
          --------------------

     The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

     5.3  SUBORDINATE OFFICERS; ETC.
          --------------------------

     The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

     5.4  REMOVAL AND RESIGNATION OF OFFICERS
          -----------------------------------

     Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

     Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

     Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

     5.5  VACANCIES IN OFFICES
          --------------------

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

     5.6  CHAIRMAN OF THE BOARD
          ---------------------

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. The chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

     5.7  PRESIDENT
          ---------

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

     5.8  VICE PRESIDENTS
          ---------------

     In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

     5.9  SECRETARY
          ---------

     The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one is adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

     5.10  CHIEF FINANCIAL OFFICER
           -----------------------

     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.11  ASSISTANT SECRETARY
           -------------------

     The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

     5.12  ADMINISTRATIVE OFFICERS
           -----------------------

     In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative

Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties as form time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

     5.13 AUTHORITY AND DUTIES OF OFFICERS
          --------------------------------

     In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.


                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
               --------------------------------------------------
                                AND OTHER AGENTS
                                ----------------


     6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS
          -----------------------------------------

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.2  INDEMNIFICATION OF OTHERS
          -------------------------

     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3  INSURANCE
          ---------

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.


                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------


     7.1  MAINTENANCE AND INSPECTION OF RECORDS
          -------------------------------------

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     7.2  INSPECTION BY DIRECTORS
          -----------------------

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3  ANNUAL STATEMENT TO STOCKHOLDERS
          --------------------------------

     The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS
          ----------------------------------------------

     The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

     7.5  CERTIFICATION AND INSPECTION OF BYLAWS.
          --------------------------------------

     The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                GENERAL MATTERS
                                ---------------


     8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING
          -----------------------------------------------------

     For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

     8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS
          -----------------------------------------

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.3  CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED
          --------------------------------------------------

     The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.4  STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES
          ------------------------------------------------

     The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman of the board of directors or the president or a vice-president, and by the chief financial officer, the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement summary or reference to the rights, privileges, preferences and restrictions, if any; a statement or summary as to the redemption or conversion, if any; a statement or summary of liens or restrictions upon transfer or voting, if any; if the shares by assessable or, if assessments are collectible by personal action, a plain statement of such facts.

     Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.5  SPECIAL DESIGNATION ON CERTIFICATES
          -----------------------------------

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.6  LOST CERTIFICATES
          -----------------

     Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

     8.7  TRANSFER AGENTS AND REGISTRARS
          ------------------------------

     The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

     8.8  LEGEND CONDITION
          ----------------

     In the event any shares of this corporation are issued pursuant to a permit or exemption therefrom requiring the imposition of a legend condition the person or persons issuing or transferring said shares shall make sure said legend appears on the certificate and on the stub relating thereto in the stock record book and shall not be required to transfer any shares free of such legend unless an amendment to such permit or a new permit be first issued so authorizing such a deletion.

     8.9  SUBSIDIARY CORPORATIONS
          -----------------------

     Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than twenty-five percent (25%) of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one or more subsidiaries.

     8.10  CONSTRUCTION; DEFINITIONS
           -------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------


     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

     Notwithstanding any other provision of these bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or by these bylaws, the affirmative vote of two-thirds (2/3) of the then-outstanding shares of the corporation entitled to vote shall be required to alter, amend or repeal Article II, Section 2.11 or this Article IX hereof or any provision thereof, or to add or amend any other bylaw in order to change or nullify the effect of such provisions, unless such amendment shall be approved by a majority of the directors of the corporation not affiliated or associated with any person or entity holding (or which has announced an intent to obtain) 21% or more of the voting power of the corporation's outstanding capital stock.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written consent was filed shall be stated in said book.


                                   ARTICLE X

                                  DISSOLUTION
                                  -----------


     If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

     Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.


                                   ARTICLE XI

                                   CUSTODIAN
                                   ---------


     11.1  APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES
           -------------------------------------------

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

          (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors;

         (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

        (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

     11.2  DUTIES OF CUSTODIAN
           -------------------

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                            CONNER PERIPHERALS, INC.



                            Adoption by Incorporator
                            ------------------------


     The undersigned person appointed in the certificate of incorporation to act as the Incorporator of Conner Peripherals, Inc. hereby adopts the foregoing bylaws, comprising twenty-eight (28) pages, as the bylaws of the corporation.

     Executed this 24th day of June 1992.



                                                   /s/ Paul E. Hurdlow
                                                --------------------------------
                                                Paul E. Hurdlow
                                                Incorporator





             Certificate by Secretary of Adoption by Incorporator
             ----------------------------------------------------


     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Conner Peripherals, Inc. and that the foregoing bylaws, comprising twenty-eight (28) pages, were adopted as the bylaws of the corporation on June 24, 1992, by the person appointed in the certificate of incorporation to act as the Incorporator of the corporation.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this 24th day of June 1992.



                                                   /s/ Larry Sonsini
                                                --------------------------------
                                                Larry Sonsini
                                                Secretary